Securities and Exchange Commission

                       Washington D.C. 20549


                            Form 8-K/A
                        (AMENDMENT NO. 1)

                          Current Report


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


           Date Of Report (Date of the earliest event reported)




                           December 31, 1995

                          ____________________


                            The Stephan Co.



   Florida                       1-4436               59-0676812
 (State or other             (Commission File      (I.R.S. Employer
  jurisdiction of                Number)            Identification
  incorporation)                                        Number)


               1850 W. McNab Road
            Fort Lauderdale, Florida                       33309
    (Address of principal executive offices)            (Zip Code)



                               (954) 971-0600
             (Registrant's telephone number, including area code)













ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

  (a) Financial Statements of Business Required.

None

  (b) Pro Forma Financial Information.

None

  (c) Exhibits.

10.1  Acquisition Agreement dated December 31, 1995, between
Colgate-Palmolive Company and The Stephan Co., with exhibits, including the Transition Agreement.

10.2  Acquisition Agreement dated December 31, 1995, between
The Mennen Company and The Stephan Co., with exhibits.

10.3  Letter agreement dated December 31, 1995, between
Colgate-Palmolive Company, The Mennen Company and The
Stephan Co.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on January 22, 1996.


The Stephan Co.

By:




David Spiegel
Chief Financial Officer